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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Peoples First Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /S/ KPMG PEAT MARWICK LLP

St. Louis, Missouri
April 8, 1998